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                                                                  Exhibit 10.21c

                                                                [EXECUTION COPY]


                      THIRD AMENDMENT TO CREDIT AGREEMENT

          This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of September 21, 2001 by and among BJ'S WHOLESALE CLUB, INC., BANK ONE, NA formerly known as THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A., FLEET NATIONAL BANK, FIRST UNION NATIONAL BANK, PNC BANK, NATIONAL ASSOCIATION, GENERAL ELECTRIC CAPITAL CORPORATION and THE BANK OF NEW YORK.

                                   RECITALS
                                   --------

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of July 9, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and

          WHEREAS, the Credit Agreement has been amended by that certain First Amendment to Credit Agreement dated as of December 19, 1997 and by that certain Second Amendment to Credit Agreement dated as of September 21, 1999; and

          WHEREAS, the parties hereto desire to further amend the Credit Agreement on the terms and conditions herein set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Amendment to Credit Agreement.  Subject to the terms and conditions set
     -----------------------------
forth in Section 2 of this Amendment, upon the Effective Time (as hereinafter
         ---------
defined), the Credit Agreement is hereby amended as follows:

          (i) Section 6.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following in its stead:

               6.10  Dividends.  The Borrower will not, nor will it permit any
                     ---------
          Subsidiary to, declare or pay any dividends on its capital stock (other than dividends payable in its own capital stock)
          or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, except that (i) any Subsidiary may declare and pay dividends to the Borrower or to a Wholly-Owned Subsidiary and (ii) the Borrower may (a) repurchase for cash shares of common stock issued under the Borrower's 1997 Replacement Stock Incentive Plan, 1997 Stock Incentive Plan or
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          the 1997 Director Stock Option Plan, as from time to time in effect, provided that the aggregate amount of repurchases permitted by this clause (a) shall not exceed $2,000,000 in the aggregate during the term of this Agreement and (b) so long as prior to and after giving effect thereto no Default or Unmatured Default shall exist, repurchase shares of its common stock in a so-called open market purchase program or similar transaction; provided that the aggregate amount of repurchases permitted by this clause (b) shall not exceed (A) One Hundred
          Ten Million Dollars ($110,000,000) in the aggregate during the term of this Agreement, plus (B) an amount equal to fifty percent (50%) of Net Income, on an aggregate basis, for the period commencing January 30, 1998 and ending on the last day of the fiscal quarter immediately prior to the proposed repurchase less
          (C) an amount equal to the aggregate amount of money previously expended by Borrower or any of its Affiliates to repurchase, acquire or redeem shares of its capital stock pursuant to clause
          (a) of this Section 6.10.

2.  Conditions.  The effectiveness of the amendment stated in this Amendment is
    ----------
subject to on or prior to the Effective Time, that the following conditions shall have been satisfied in a manner, and in form and substance, as the case may be, reasonably acceptable to Required Lenders:

          (i)    Amendment. This Amendment shall have been duly executed by the
                 ---------
     Required Lenders and the Borrower and delivered to Agent.

          (ii)   No Default. No Default or Event of Default under the Credit
                 ----------
     Agreement, as amended hereby, shall have occurred and be continuing.

          (iii)  Warranties and Representations. The warranties and
                 ------------------------------
     representations of the Borrower contained in this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.

The date on which all of the above events have occurred is the "Effective Time". If the Effective Time has not occurred by September 21, 2001, this Amendment shall be of no force and effect.

3.   Continuing Credits.  Notwithstanding this Amendment, the Loans owing to
     ------------------
Lenders by Borrower under the Credit Agreement that remain outstanding as of the date hereof shall constitute continuing Obligations of the Borrower under the Credit Agreement and this Amendment shall not be deemed to evidence or result in a novation, or repayment and reborrowing, of such Loans.

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4.   Miscellaneous.
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     (a)  Captions.  Section captions used in this Amendment are for convenience
          --------
only, and shall not affect the construction of this Amendment.

     (b)  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE
          -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     (c)  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     (d)  Successors and Assigns.  This Amendment shall be binding upon, and
          ----------------------
shall inure to the sole benefit of the Borrower, Agent and Lenders, and their respective successors and assigns.

     (e)  References.  Any reference to the Credit Agreement contained in any
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notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

     (f)  Continued Effectiveness.  Notwithstanding anything contained herein,
          -----------------------
the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement; instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Credit Agreement which is evidenced by the Notes. The Credit Agreement, as amended hereby, and each of the other Loan Documents remain in full force and effect.

     (g)  Costs and Expenses.  Borrower affirms and acknowledges that Section
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9.7 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated hereunder.

5.  Representations and Warranties.  The Borrower represents and warrants to
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Agent and Lenders that the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of the Borrower, do not require any governmental approvals, consents or filings and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower, and this Amendment, the Credit Agreement, as amended hereby, and each Loan Document is the legal, valid and binding

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obligation of the Borrower enforceable against the Borrower in accordance with its terms and that the conditions set forth in Sections 2(ii) and (iii) hereof are true, correct and complete as of the Effective Time. The Borrower represents and warrants to Agent and Lenders that, except as contemplated hereby, no Subsidiaries of the Borrower are required to execute Subsidiary Guaranties pursuant to Section 6.21 of the Credit Agreement.

                            [signature pages follow]

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          IN WITNESS WHEREOF, this Third Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.


                              BJ'S WHOLESALE CLUB, INC.

                              By:  /S/ Arthur T. Silk, Jr.
                                   ------------------------------------
                              Name:  Arthur T. Silk, Jr.
                              Title: Vice President and Treasurer


                              BANK ONE, NA formerly known as THE
                              FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent

                              By:  /S/ Vincent R. Hencheck
                                   ------------------------------------
                              Name:  Vincent R. Henchek
                              Title: Vice President


                              FLEET NATIONAL BANK formerly known as
BANKBOSTON, N.A.,
                              Individually and as Syndication Agent

                              By:  /S/ Susan L. Pardus-Galland
                                   ------------------------------------
                              Name:  Susan L. Pardus-Galland
                              Title: Director


                              FLEET NATIONAL BANK
                              Individually and as Documentation Agent

                              By:  /S/ Susan L. Pardus-Galland
                                   ------------------------------------
                              Name:  Susan L. Pardus-Galland
                              Title: Director

                              FIRST UNION NATIONAL BANK

                              By:  /S/ William F. Fox
                                   -----------------------------------
                              Name:  William F. Fox
                              Title: Vice President
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                              PNC BANK, NATIONAL ASSOCIATION

                              By:   /S/ Donald V. Davis
                                    ---------------------------------
                              Print Name:  Donald V. Davis
                                           --------------------------
                              Title:       Vice President
                                           --------------------------



                              GENERAL ELECTRIC CAPITAL
                              CORPORATION

                              By:  /S/ Robert M. Kadlick
                                   ----------------------------------

                              Print Name:  Robert M. Kadlick
                                           --------------------------
                              Title:       Duly Authorized Signatory
                                           --------------------------


                              THE BANK OF NEW YORK

                              By:  /S/ Charlotte Sohn Fuiks
                                   ----------------------------------

                              Print Name:  Charlotte Sohn Fuiks
                                           --------------------------
                              Title:       Vice President
                                           --------------------------

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